UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 23, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               811-02144                                36-0767530
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        (Commission File Number)               (IRS Employer Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                    10020
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(Address of Principal Executive Offices)                  (Zip Code)


                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS

         On June 23, 2005, BKF Capital Group, Inc. ("BKF") issued a press release regarding its 2005 Annual Meeting of Stockholders. BKF announced that, based on preliminary results, stockholders at the Annual Meeting voted to elect the three nominees of Steel Partners II, L.P. ("Steel") to the Board of Directors of BKF. The three nominees of Steel are Warren G. Lichtenstein, Kurt
N. Schacht and Ronald LaBow.

         In addition, BKF announced that the proposals to amend BKF's restated certificate of incorporation to eliminate both the classified board of directors and the super-majority vote requirements for fundamental transactions, both of which were endorsed by the Board of Directors and Steel, may have received slightly less than the affirmative vote of 80% of the outstanding shares required for approval of such amendments. As a result, BKF has adjourned the Annual Meeting solely with respect to these charter amendment proposals until 8:00 a.m. (local time), July 21, 2005, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, for the purpose of permitting additional votes on such amendments. BKF also stated that all of the directors and director nominees to the Board of Directors have agreed that if such amendments are approved by the stockholders, they will be effective immediately as to all directors then in office.

         A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press Release, dated June 23, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   June 23, 2005

                                             BKF CAPITAL GROUP, INC.


                                             By: /s/ Norris Nissim
                                                 ------------------------------
                                                 Name:  Norris Nissim
                                                 Title: Vice President, General
                                                        Counsel and Secretary

                               INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press Release, dated June 23, 2005